Exhibit 99.1

TPG Pace Solutions Corp. Announces Delisting from NYSE in Connection with Closing of Vacasa Business Combination

-- The business combination is anticipated to close on December 6, 2021, subject to shareholder approval and the satisfaction of other customary closing conditions.

-- Vacasa, Inc. will be the surviving company following the business combination and its Class A common stock is expected to trade on the Nasdaq Stock Market LLC under the ticker symbol “VCSA” beginning on December 7, 2021.

SAN FRANCISCO, Calif. November 26, 2021 -- TPG Pace Solutions Corp. (“TPG Pace Solutions”) (NYSE: TPGS), a publicly traded special purpose acquisition company, announced that, in connection with the closing of the previously announced business combination with Vacasa Holdings LLC, expected to occur on December 6, 2021, it intends to delist from the New York Stock Exchange (the “NYSE”), following which the shares of Class A common stock of Vacasa, Inc., the surviving company, are expected to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “VCSA” beginning on December 7, 2021. The Nasdaq listing and NYSE delisting are subject to the closing of the business combination and fulfillment of all Nasdaq listing requirements. The closing of the business combination is subject to the approval of TPG Pace Solutions shareholders and the satisfaction of other customary closing conditions.

About Vacasa

Vacasa is the leading vacation rental management platform in North America, transforming the vacation rental experience from inefficient and inconsistent, to reliable and technology-forward. Vacasa’s integrated technology and operations helps optimize vacation home care and income for homeowners, offers guests a seamless and consistent stay, and provides distribution partners with highly valuable vacation rental supply. The Company’s marketplace enables guests to search, discover and book properties on Vacasa.com and the Vacasa Guest App, as well as 100+ channel partners, including Airbnb, Booking.com and Vrbo.

Vacasa helps homeowners drive significant incremental income on one of their most valuable assets and turn their vacation homes into high-performing vacation rentals. Guests staying in Vacasa-listed properties in over 400 destinations across North America, Belize and Costa Rica, benefit from the peace of mind that their experience will meet high standards of safety, cleanliness, comfort and support.

For more information, visit https://www.vacasa.com/press.

About TPG

TPG is a leading global alternative asset firm founded in San Francisco in 1992 with $108 billion of assets under management and investment and operational teams in 12 offices globally. TPG invests across five multi-product platforms: Capital, Growth, Impact, Real Estate, and Market Solutions. TPG aims to build dynamic products and options for its clients while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com or @TPG on Twitter.

About TPG Pace Group and TPG Pace Solutions

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored seven SPACs and raised more than $4.4 billion since 2015.

TPG Pace Solutions is a publicly listed (NYSE: TPGS) special purpose acquisition company, which raised approximately $285 million in order to seek an acquisition with a company in an industry that complements the experience and expertise of the TPG management team and TPG. For more information, visit https://www.tpg.com/pace-solutions.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release also does not constitute an oﬀer to sell or the solicitation of an oﬀer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No oﬀering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the transactions described herein will be completed, nor can there be any assurance, if such transactions are completed, that the potential benefits of combining the companies will be realized. The description of the transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transactions, copies of which have been filed as exhibits to the Current Report on Form 8-K filed by TPG Pace Solutions with the SEC on August 3, 2021.

Trademarks

This communication contains trademarks, service marks, trade names and copyrights of Vacasa, TPG Pace Solutions and other companies, which are the property of their respective owners.

Forward-Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from TPG Pace Solutions’ or Vacasa’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward- looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the business combination between TPG Pace Solutions and Vacasa (the “Business Combination Agreement”); (ii) the ability of the combined company to meet listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the shareholders of TPG Pace Solutions or other reasons; (iv) the failure to meet the minimum cash requirements of the Business Combination Agreement due to TPG Pace Solutions shareholders’ redemptions and one or more defaults by the investors in the private placement that is being undertaken in connection with the business combination, and failing to obtain replacement financing; (v) costs related to the proposed transaction; (vi) changes in applicable laws or regulations; (vii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (viii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (ix) the continuing or new effects of the COVID-19 pandemic on TPG Pace Solutions and Vacasa and their ability to consummate the transaction; and (x) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the U.S. Securities and Exchange Commission (“SEC”) by TPG Pace Solutions and NewCo.

Additional information concerning these and other factors that may impact TPG Pace Solutions’ and Vacasa’s expectations and projections can be found in TPG Pace Solutions’ and NewCo’s periodic filings with the SEC and in the definitive proxy statement/prospectus filed with the SEC by NewCo. TPG Pace Solutions’ and NewCo’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither TPG Pace Solutions nor Vacasa undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Contacts:

For Vacasa:
Sarah Tatone
971-409-2061
pr@vacasa.com

For TPG / TPG Pace Solutions:
Luke Barrett and Julia Sottosanti
(415) 743-1550
media@tpg.com